enstargroup.com ENSTAR GROUP LIMITED AIFA March 2022

DISCLAIMER enstargroup.com Property of Enstar Group – Not for Distribution 2 Cautionary Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team regarding Enstar’s future plans and view of long-term run-oof liability earnings, total investment return and annual return on equity. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Specifically, actual annual return on equity over the long-term may differ materially from Enstar’s expectations as a result of factors that include Enstar’s ability to generate run-off liability earnings, the total return of Enstar’s investment portfolio, and other risk and uncertainties that may not be within Enstar’s control. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2021 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, this presentation includes other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation programs. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and allow investors the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Refer to pages 22 to 30 for further details regarding our non-GAAP measures and reconciliations of each of these measures to the most directly comparable GAAP measure.

enstargroup.com Orla Gregory Chief Operating Officer & Acting Chief Financial Officer PRESENTERS 3Property of Enstar Group – Not for Distribution Matthew Kirk Group Treasurer Dominic Silvester CEO & Co-founder David Ni EVP & Head of M&A

enstargroup.com 4Property of Enstar Group – Not for Distribution Operating across the world’s major insurance hubs, Enstar provides capital solutions to our partners while creating shareholder value UK Australia Bermuda Executive Team United States Europe: Belgium, Italy, Liechtenstein Operating from 7 countries worldwide GLOBAL PROVIDER OF RUN-OFF SOLUTIONS

enstargroup.com 5Property of Enstar Group – Not for Distribution HISTORY AND TRACK RECORD 27+ year history operating in run-off space 110+ total acquisitive transactions completed to date 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 CUMULATIVE BOOK VALUE SINCE 2010 8% NASDAQ Insurance Annualized Growth 7% S&P 500 Insurance Annualized Growth 14% ESGR Annualized Growth

enstargroup.com FINANCIAL HIGHLIGHTS AS OF 2021 YEAR END Total Cash & Investments Capital Redundancy at S&P3 Total Gross Reserves1Net Earnings Prior Period Development2 Total Assets Total Shareholders’ Equity $34.9m $22.1bn $11.4bn $284.72 1$22.1bn $22.1bn 6.8% Investment Book Yield S&P ICR4 and Fitch IDR4 ‘AAA’ 1. Includes losses and loss adjustment expenses, future policyholder benefits, defendant asbestos and environmental liabilities. 2. Defined as changes to loss estimates recognized in the current calendar year that relate to loss reserves established in previous calendar years.. 3. Source: Standard & Poor’s full analysis on Enstar Group Ltd. dated 07/30/2021. 4. Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings. Refer to the rating agencies’ websites and other publications. $437mm $15.4bn +$283 m 4 4 1.8% $6.3bn ‘AAA’ ‘BBB’ (Positive Outlook) 6Property of Enstar Group – Not for Distribution Enstar is a leading global insurance group that offers innovative capital release solutions through our network of group companies

enstargroup.com ECONOMIC MODEL Redeploy Capital Enstar Run-off Business Model Leveraging our industry relations and position to source new business opportunities Acquire New Business Redeploy Capital Applying our claims management strategies to generate run-off liability earnings and manage investments to obtain attractive risk adjusted returns Manage Liabilities and Investments Recycling capital through business operating cycle, creating a strong source of book value growth and internal financing Property of Enstar Group – Not for Distribution 7 Reduce capital requirements as claims are settled; any excess may be redeployed in the business

enstargroup.com Total Investment Return (“TIR”) INCOME STREAMS 8Property of Enstar Group – Not for Distribution Our business of supplying capital release solutions generates two drivers of Return on Equity Run-off Liability Earnings (“RLE”) Return on Equity

enstargroup.com  RLE is prior period development as a percentage of average Net Loss Reserves (“NLR”)  Adjusted RLE1 includes the management of defendant liabilities but excludes certain accounting adjustments  Future impact to RLE:  Continuing disciplined claims management expertise  Seasoning of ADCs  Reviewing capital optimization initiatives with a focus on improving yield by addressing older liabilities where significant RLE already achieved 4.9% 3.3% -0.5% -0.1% 2.8% 4.3% 5.4% 2.8% 2.5% 2.0% 2017 2018 2019 2020 2021 RLE Adjusted RLE 1 RUN-OFF LIABILITY EARNINGS (“RLE”) 9Property of Enstar Group – Not for Distribution 4.98 6.35 7.47 8.11 10.05 4.12 5.44 6.62 7.51 9.75 2017 2018 2019 2020 2021 Average NLR Average Adjusted NLR 1 Effective claims management & commutation capabilities to settle liabilities, release capital, and drive ROE $ Billions 1. Non-GAAP financial measure, refer to pages 22 to 30 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

enstargroup.com TOTAL INVESTMENT RETURN (“TIR”) 10Property of Enstar Group – Not for Distribution 4.9% -1.0% 10.0% 14.1% 2.5% 4.0% 1.3% 6.3% 12.4% 3.6% 2017 2018 2019 2020 2021 TIR Adjusted TIR 1,2 8.34 10.33 13.76 15.44 20.84 8.30 10.39 13.65 15.15 20.56 2017 2018 2019 2020 2021 Avg Total Investable Assets Avg Adjusted Investable Assets 1  TIR is a function of total investable assets  Fixed maturity investments support payment of policyholder liabilities  Risk assets offer increased potential returns; benefit from scalability  Medium to long-term view of performance  Future impact to TIR:  Deploying proceeds from hedge fund redemption into diversified risk assets  Managing the rising interest rate environment Measures recognized rate of return on our investments, realized and unrealized $ Billions 1. Non-GAAP financial measure, refer to pages 22 to 30 for explanatory notes and a reconciliation to the most directly comparable GAAP measure. 2. Excludes net realized and unrealized gains and losses on fixed maturity investments and funds held-directly managed

enstargroup.com RETURN ON EQUITY (“ROE”) 11Property of Enstar Group – Not for Distribution 11.1% -5.2% 26.6% 39.7% 7.1% 11.0% 2.5% 19.6% 43.6% 9.2% 2017 2018 2019 2020 2021 ROE Adjusted ROE 1  5yr average ROE was 15.9%  5yr average adjusted ROE1, which removes net realized and unrealized gains and losses on fixed maturity investments and other accounting adjustments, was 17.2%  Achieved growth in Book Value per Share  Outlook:  Medium to long-term view of performance  Targeting long-term annual ROE low to mid double digits2 Driven by Run-off Liability Earnings and Total Investment Return 161.63 158.06 201.39 286.45 316.34 159.19 155.94 197.93 281.20 310.80 2017 2018 2019 2020 2021 BV per Share Adjusted BV per Share 1 Per share in USD 1. Non-GAAP financial measure, refer to pages 22 to 30 for explanatory notes and a reconciliation to the most directly comparable GAAP measure. 2. Our ability to target long-term annual ROE within the stated range is subject to risks and uncertainties. For additional information, refer to the cautionary statement on slide 2 of this presentation. Note: Enstar’s evaluation of financial exposure to the Ukrainian conflict is ongoing. However, management does not expect a material impact either to the insurance or investments portfolios.

enstargroup.com NON-LIFE RUN-OFF MARKET 12Property of Enstar Group – Not for Distribution Global run-off liabilities are estimated at $864bn NORTH AMERICA $402bn UK & CONTINENTAL EUROPE $302bn REST OF WORLD $160bn Business Transfer Legislation Increased Consolidation Major Cat Loss Solvency II & Capital Efficiency Brexit Prolonged Low Interest Rate Environment Reserve Releases Declining Market Drivers Source: Global Insurance Run-Off Survey 2021 performed by PwC, IRLA, and AIRROC. A large and growing market

enstargroup.com PIPELINE OF TRANSACTIONS 13Property of Enstar Group – Not for Distribution 146 deals reviewed $43.9bn of reserves 13 deals announced / completed $7.8bn1 of reserves Healthy transaction pipeline with each opportunity diligently analyzed to drive value for shareholders Data from January 2020 – February 2022 1. Consists of gross reserves and defendant A&E liabilities, including $2.4bn of incremental reserves assumed under the announced Aspen LPT transaction which is expected to close in the second quarter of 2022. Excludes gross reserves and Future Policyholder Benefits acquired as a result of purchase of Enhanzed Re.

enstargroup.com CAPACITY FOR M&A Property of Enstar Group – Not for Distribution 14 Strong position provides capacity to execute additional transactions Liquidity at 12/31/2021 • $2.1bn of cash and cash equivalents • $600m of unused revolving credit facility capacity Capital and Leverage • 21.7% financial leverage at 12/31/21; below 25% - 30% target • Over 5-years, BSCR (solvency) year end range 170% - 204%; above BMA BSCR minimum targets Ratings1 • BBB with positive outlook by both S&P (ICR) and Fitch (IDR) Capacity • Entered into agreement with Aspen in January 2022 to assume $3.1bn2 of net loss reserves; significant capacity remains for additional M&A 1. Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings. Refer to the rating agencies’ websites and other publications. 2. $2.4bn incremental net loss reserves in excess of existing $0.7bn ADC

enstargroup.com COMPETITION 15Property of Enstar Group – Not for Distribution Run-off Focused Diversified Business Catalina Riverstone Marco Premia Swiss Re NICO Longevity (>20yrs in Operation) Presence in Global Run- off Markets Experience in All Types of Run-off Transactions Publicly Traded Deals Announced / Completed Since Inception 113 32 >22 4 7 N.A.1 N.A.1 Shareholders Equity ($ Billions) 6.3 1.4 0.8 0.62 0.6 23.7 237.6 Enstar has the credentials to create value for shareholders 1. Not Available 2. Committed

LEADERSHIP TEAM

Well positioned for future success



Dominic Silvester
CEO & Co-founder

Years at Enstar: 29
Industry Experience: 30+ years

Age: 61



Paul O'Shea
President, Co-founder

Years at Enstar: 27
Industry Experience: 30+ years

Age: 63



Orla Gregory
COO & Acting CFO

Years at Enstar: 19
Industry Experience: 25+ years

Age: 47



Paul Brockman
Chief Claims Officer

Years at Enstar: 10
Industry Experience: 25+ years

Age: 49



Nazar Alobaidat
Chief Investment Officer

Years at Enstar: 6
Industry Experience: 20+ years

Age: 43



Audrey Taranto
General Counsel

Years at Enstar: 10
Industry Experience: 10+ years

Age: 41



Matthew Kirk
Group Treasurer

Years at Enstar: 2
Industry Experience: 25+ years

Age: 48



Michael Murphy
Chief Accounting Officer & Deputy CFO

Years at Enstar: <1
Industry Experience: 30+ years

Age: 54



David Ni
EVP & Head of M&A

Years at Enstar: 2
Industry Experience: 15 years

Age: 37



Seema Thaper
Group Chief Risk Officer

Years at Enstar: 2
Industry Experience: 19 years

Age: 41



Laurence Plumb
Deputy COO

Years at Enstar: 1
Industry Experience: 15 years

Age: 37



Theo Wilkes
Group Controller

Years at Enstar: 12
Industry Experience: 24 years

Age: 46

Average Industry Experience: 22 years

Collective Industry Experience: 268+ years

ENSTAR
enstargroup.com
Property of Enstar Group – Not for Distribution
16

enstargroup.com • EGL Board ESG focus areas: Investments, Climate Change, and Human Capital. • Governance structures implemented. • Group Sustainability Accounting Standards Board Report in 1Q 2022. • ESG considerations in EGL’s Investment Policy, fund manager monitoring process, and ERM Framework. • Board ESG training. Environmental, Social and Governance (“ESG”) 17Property of Enstar Group – Not for Distribution Sustainability Report Expected in 1Q 2022 Current initiatives and future accomplishments will benefit the global community and are a positive investment in our long-term value. • Group Task Force on Climate-related Financial Disclosures Report in 1Q 2022. • Embedded climate change PRA requirements, including climate change scenario analysis. • Initiated 2022 project to monitor Greenhouse Gas emissions of Enstar’s Operations. • Enhanced M&A due diligence framework to incorporate impact of climate risk on new portfolios being acquired. • New ‘Sustainability’ page on Enstar’s website. • Series of initiatives conducted: • Employee Wellness Survey, DE&I Survey, mental health awareness training, and unconscious bias training. • Contributed to charities aligned with our values. Environmental Social Governance

enstargroup.com KEY HIGHLIGHTS • 27+ year history • Over 110 companies and portfolios of business acquired since inception • Total assets of $24.4bn and total shareholders’ equity of $6.3bn as of Dec. 31, 2021 • Steady increase in run-off assets over life of the company • S&P ICR: BBB (Positive)1 • Fitch IDR: BBB (Positive)1 • Geographically diversified (both within the U.S. and internationally) • Well positioned for profitability across insurance cycles • Disciplined approach to buying businesses • Institutionalized processes for the lifetime of run-off blocks (acquisition to value extraction) • Diversified mix of innovative risk transfer solutions • Seasoned executive team and depth throughout senior leadership • Making progress on key ESG initiatives • Redeploying hedge fund gains into risk assets • Reviewing capital optimizing initiatives • Capacity and healthy pipeline for new transaction • Competitive advantage to deliver value for shareholders Property of Enstar Group – Not for Distribution 18 Leading Global Insurance Group Premier Acquirer and Manager of Run-Off Insurance Blocks Well Positioned for the Future Leading global insurance group with a proven track record in continuously acquiring and sourcing run-off business 1. Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings. Refer to the rating agencies’ websites and other publications.

APPENDIX Property of Enstar Group – Not for Distribution 19

enstargroup.com 20Property of Enstar Group – Not for Distribution $ millions Year Ended December 31, 2021 Year Ended December 31, 2020 Net premiums earned $245 $572 Net investment income and net realized and unrealized gains 429 1,945 Other income 42 140 Net gain on purchase or sales of subsidiaries 73 3 Net incurred losses and LAE 111 (416) Policyholder benefit expenses 3 -- Acquisition costs (57) (171) Interest expense (69) (59) General and administrative and net foreign exchange (355) (518) Income tax (27) (24) Earnings from equity method investments 93 239 Net earnings from continuing operations 488 1,711 Net earnings from discontinuing operations, net of income tax expense -- 16 Net earnings 488 1,727 Net (earnings) loss attributable to non-controlling interest (15) 28 Dividends on preferred shares (36) (36) Net earnings attributable to Enstar ordinary shareholders $437 $1,719 FINANCIAL DATA Summary Income Statement

enstargroup.com 21Property of Enstar Group – Not for Distribution FINANCIAL DATA Summary Balance Sheet $ millions December 31, 2021 December 31, 2020 Assets Investable assets $21,708 $17,266 Reinsurance balances recoverable 1,517 2,089 Insurance balances recoverable 213 250 Other 991 2,022 Total Assets 24,429 21,627 Liabilities Losses and loss adjustment expense 13,258 10,593 Future policyholder benefits 1,502 -- Defendant asbestos and environmental liabilities 638 706 Debt obligations 1,691 1,373 Other 835 1,902 Total Liabilities 17,924 14,574 Redeemable noncontrolling interest (“RNCI”) 179 365 Shareholders' Equity Ordinary shareholders’ equity 5,586 6,164 Series D & E preferred shares 510 510 Non-controlling interest 230 14 Total Shareholders’ Equity 6,326 6,688 Total Liabilities, RNCI & Shareholders’ Equity $24,429 $21,627

enstargroup.com Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted book value per ordinary share Total Enstar ordinary shareholders' equity, adjusted to add: -proceeds from assumed exercise of warrants Divided by Number of ordinary shares outstanding, adjusted for: -shares issued from assumed exercise of warrants, -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of warrants and equity awards granted but not yet vested as, over the long term, this presents a prudent view of our book value per share. We use this non-GAAP measure in our annual incentive compensation program. Adjusted return on equity Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Although we have historically disclosed adjusted operating income (loss) attributable to Enstar ordinary shareholders, calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more valuable and consistent measure of the performance of our business, and enhances comparisons to prior periods: • by adjusting investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. • by removing the impact of non-cash charges that obscure our trends on a consistent basis. • by removing items that are not indicative of our ongoing operations; We use this non-GAAP measure in our annual incentive compensation program. We now include the amortization of fair value adjustments as a non-GAAP adjustment to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as it is considered to be a non-cash charge and not indicative of our operating results. Prior periods were restated for this revision. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held-directly managed -change in fair value of insurance contracts for which we have elected the fair value option (1) -amortization of fair value adjustments -net gain/loss on purchase and sales of subsidiaries -net earnings from discontinued operations -tax effects of adjustments -adjustments attributable to noncontrolling interest Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -unrealized gains (losses) on fixed maturity investments and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. Adjusts investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held-directly managed Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -unrealized (gains) losses on fixed maturities, AFS investments included within AOCI -unrealized (gains) losses on fixed maturities, trading instruments (1) Comprises the discount rate and risk margin components. 22

enstargroup.com Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful measurement of our claims management performance. We use this measure to evaluate our ability to settle our obligations for amounts less than our initial estimate at the point of acquiring the obligations. In order to provide a complete and consistent picture of our claims performance, we combine the reduction (increase) in estimates of prior period net ultimate losses relating to our Run-off segment with the amortization of deferred charge assets, both of which are included in net incurred losses and LAE and have an inverse effect on our results. We also include our performance in managing our defendant A&E liabilities, that do not form part of loss reserves. The remaining components of net incurred losses and LAE and net loss reserves are not considered key components of our claims performance as they are either not non-life run-off in nature, or are considered to be non-cash charges that obscure our trends on a consistent basis. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re operations -the reduction/(increase) in provisions for unallocated LAE (ULAE) -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of our defendant A&E ultimate net liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re net loss reserves -the net ULAE provision -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant asbestos and environmental exposures. (1) Comprises the discount rate and risk margin components. 23

Reconciliation to Adjusted Book Value Per Share

	For the Year Ended December 31,								
	2021			2020			2019		
	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)								
Book value per ordinary share	$ 5,586	17,657,944	$ 316.34	$ 6,164	21,519,602	$ 286.45	$ 4,332	21,511,505	$ 201.39
Non-GAAP adjustments:									
Share-based compensation plans	—	315,205		—	298,095			302,565	
Warrants	—	—		20	175,901		20	175,901	
Adjusted book value per ordinary share*	$ 5,586	17,973,149	$ 310.80	$ 6,184	21,993,598	$ 281.20	$ 4,352	21,989,971	$ 197.93

	For the Year Ended December 31,					
	2018			2017		
	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)					
Book value per ordinary share	$ 3,392	21,459,997	$ 158.06	$ 3,137	19,406,722	$ 161.63
Non-GAAP adjustments:						
Share-based compensation plans	—	245,165			248,144	
Warrants	20	175,901		20	175,901	
Adjusted book value per ordinary share*	$ 3,412	21,881,063	$ 155.94	$ 3,157	19,830,767	$ 159.19

[1] Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2021, 2020, 2019, and 2018, respectively), prior to any non-GAAP adjustments.

* Non-GAAP financial measure.

ENSTAR

enstargroup.com

24

Reconciliation to Adjusted Return on Equity - 2021, 2020 and 2019

	For the Year Ended December 31,								
	2021			2020			2019		
	Net earnings (1)	Opening Equity(1)	Ratio	Net earnings (1)	Opening Equity (1)	Ratio	Net earnings (1)	Opening Equity (1) (6)	Ratio
	(in millions of U.S. dollars)								
Net earnings/Opening equity/ROE (1)	$ 437	$ 6,164	7.1 %	$ 1,719	$ 4,332	39.7 %	$ 902	$ 3,392	26.6 %
Non-GAAP adjustments:									
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Unrealized (losses) gains on fixed maturity investments and funds held - directly managed (2)	210	(560)		(306)	(277)		(516)	227	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (3)	(75)	(33)		119	(130)		117	(244)	
Amortization of fair value adjustments / Fair value adjustments	16	(128)		27	(152)		51	(199)	
Net gain on purchase and sales of subsidiaries	(73)			(3)			—		
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	—	—		(16)	(266)		(7)	(210)	
Tax effects of adjustments (4)	(21)			23			36		
Adjustments attributable to noncontrolling interest (5)	6			13	109		15	86	
Adjusted net earnings/Adjusted opening equity/Adjusted ROE*	$ 500	$ 5,443	9.2 %	$ 1,576	$ 3,616	43.6 %	$ 598	$ 3,052	19.6 %

(1) Net earnings comprises net earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2020, 2019 and 2018), prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized gains and losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Comprises the discount rate and risk margin components.

(4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

(6) The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

ENSTAR
enstargroup.com
25

Reconciliation to Adjusted Return on Equity - 2018 and 2017

	For the Year Ended December 31,					
	2018			2017		
	Net earnings (1)	Opening Equity (1) (5)	Ratio	Net earnings (1) (5)	Opening Equity (1) (5)	Ratio
	(in millions of U.S. dollars)					
Net earnings/Opening equity/ROE (1)	$ (163)	$ 3,137	(5.2)%	$ 311	$ 2,802	11.1 %
Non-GAAP adjustments:						
Remove:						
Series D and E preferred shares		—			—	
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Unrealized (losses) gains on fixed maturity investments and funds held - directly managed (2)	237	(101)		(71)	66	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (3)	7	(183)		30	—	
Amortization of fair value adjustments / Fair value adjustments	7	(104)		7	(108)	
Net gain on purchase and sales of subsidiaries	—	—		16	—	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	(1)	(157)		(11)	(94)	
Tax effects of adjustments (3)	(18)	—		4	—	
Adjustments attributable to noncontrolling interest (4)	(3)	65		6	—	
Adjusted net earnings/Adjusted opening equity/Adjusted ROE*	$ 66	$ 2,657	2.5 %	$ 292	$ 2,666	11.0 %

(1) Net earnings comprises net earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar shareholders' equity, prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized gains and losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(4) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

(5) The 2017 statement of earnings and 2016 and 2017 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

ENSTAR

enstargroup.com

26

Reconciliation to Adjusted Total Investment Return

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017 [(3)]
	(in millions of U.S. dollars)				
Investment results					
Net investment income	$ 312	$ 303	$ 308	$ 262	$ 209
Total net realized (losses) gains	(61)	19	5	(1)	1
Total net unrealized gains (losses)	178	1,623	1,007	(407)	189
(Loss) earnings from equity method investments	93	239	56	42	6
TIR ($)	**$ 522**	**$ 2,184**	**$ 1,376**	**$ (104)**	**$ 405**
Non-GAAP adjustment:					
Net realized and unrealized losses (gains) losses on fixed maturity investments and funds held-directly managed	210	(306)	(516)	237	(71)
Adjusted TIR ($)*	**$ 732**	**$ 1,878**	**$ 860**	**$ 133**	**$ 334**
Total investments	17,276	15,257	12,620	11,242	8,755
Cash and cash equivalents, including restricted cash and cash equivalents	2,092	1,373	971	983	1,213
Funds held by reinsured companies	2,340	636	476	321	175
Total investable assets	$ 21,708	$ 17,266	$ 14,067	$ 12,546	$ 10,143
Average aggregate invested assets, at fair value [(1)]	$ 20,840	$ 15,443	$ 13,758	$ 10,332	$ 8,343
TIR (%)	2.5 %	14.1 %	10.0 %	(1.0)%	4.9 %
Non-GAAP adjustment:					
Net unrealized (gains) losses on fixed maturities, AFS investments included within AOCI and net unrealized (gains) losses on fixed maturities, trading instruments	(89)	(560)	(275)	222	(100)
Adjusted investable assets*	$ 21,619	$ 16,706	$ 13,792	$ 12,768	$ 10,043
Adjusted average aggregate invested assets, at fair value [(2)]	$ 20,561	$ 15,153	$ 13,646	$ 10,393	$ 8,303
Adjusted TIR (%)*	3.6 %	12.4 %	6.3 %	1.3 %	4.0 %

(1) This amount is a five period average of the total investable assets, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2) This amount is a five period average of the adjusted investable assets, as presented above.

(3) The 2017 statement of earnings and 2016 and 2017 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

*Non-GAAP financial measure.

27

Reconciliation to Adjusted Run-off Liability Earnings - 2021 and 2020

	2021	2021	2020	2021	2021
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	As at December 31, (in millions of U.S. dollars)				
PPD/Net loss reserves/RLE	$ 283	$ 11,555	$ 8,544	$ 10,050	2.8 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(142)	—	(71)	
Enhanzed Re	—	(179)	—	(90)	
Legacy Underwriting	(7)	(140)	(955)	(548)	
Increase (reduction) in provisions for ULAE	(61)	(412)	(334)	(373)	
Amortization of fair value adjustments	16	106	128	117	
Changes in fair value - fair value option [(1)]	(75)	107	33	70	
Change in estimate of net ultimate liabilities - defendant A&E	38	574	615	595	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 194	$ 11,469	$ 8,031	$ 9,750	2.0 %

	2020	2020	2019	2020	2020
	PPD	Net loss reserves	Net loss reserves	Average net loss Reserves	RLE %
	As of December 31, (in millions of U.S. dollars)				
PPD/Net loss reserves/RLE	$ (11)	$ 8,544	$ 7,680	$ 8,112	(0.1)%
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(273)	—	(137)	
Legacy Underwriting	(4)	(702)	(1,184)	(943)	
Increase (reduction) in provisions for ULAE	(48)	(334)	(332)	(333)	
Amortization of fair value adjustments	28	128	152	140	
Changes in fair value - fair value option [(1)]	119	33	130	82	
Change in estimate of net ultimate liabilities - defendant A&E	103	615	561	588	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 187	$ 8,011	$ 7,007	$ 7,509	2.5 %

[(1)] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

ENSTAR enstargroup.com 28

Reconciliation to Adjusted Run-off Liability Earnings - 2019 and 2018

	2019	2019	2018	2019	2019
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	As of December 31, (in millions of U.S. dollars)				
PPD/Net loss reserves/RLE	$ (34)	$ 7,680	$ 7,254	$ 7,467	(0.5) %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(401)	—	(201)	
Legacy Underwriting	105	(842)	(1,162)	(1,002)	
Increase (reduction) in provisions for ULAE	(58)	(332)	(333)	(333)	
Amortization of fair value adjustments	51	152	199	176	
Changes in fair value - fair value option	117	130	244	187	
Change in estimate of net ultimate liabilities - defendant A&E	4	561	85	323	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 185	$ 6,948	$ 6,287	$ 6,617	2.8 %

	2018	2018	2017	2018	2018
	PPD	Net loss reserves [2]	Net loss reserves [2]	Average net loss reserves [2]	RLE %
	As of December 31, (in millions of U.S. dollars)				
PPD/Net loss reserves/RLE	$ 209	$ 7,254	$ 5,448	$ 6,351	3.3 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(357)	—	(179)	
Legacy Underwriting	115	(818)	(946)	(882)	
Increase (reduction) in provisions for ULAE	(65)	(333)	(301)	(317)	
Amortization of fair value adjustments	7	199	103	151	
Changes in fair value - fair value option [1]	7	244	182	213	
Change in estimate of net ultimate liabilities - defendant A&E	23	84	113	99	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 296	$ 6,273	$ 4,599	$ 5,436	5.4 %

(1) Comprises the discount rate and risk margin components.
(2) The 2017 statement of earnings and 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.
* Non-GAAP financial measure.

29

Reconciliation to Adjusted Run-off Liability Earnings - 2017

	For the Year Ended December 31,				
	2017	2017	2016	2017	2017
	PPD (2)	Net loss reserves (2)	Net loss reserves (2)	Average net loss reserves (2)	RLE %
		(in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ 244	$ 5,448	$ 4,505	$ 4,977	4.9 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(356)	—	(178)	
Legacy Underwriting	(44)	(593)	(870)	(732)	
Increase (reduction) in provisions for ULAE	(54)	(301)	(218)	(260)	
Amortization of fair value adjustments	6	103	107	105	
Changes in fair value - fair value option (1)	30	182	—	91	
Change in estimate of net ultimate liabilities - defendant A&E	(3)	113	118	116	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 179	$ 4,596	$ 3,642	$ 4,119	4.3 %

(1) Comprises the discount rate and risk margin components.
(2) The 2017 statement of earnings and 2016 and 2017 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.
* Non-GAAP financial measure.

ENSTAR
enstargroup.com
30